UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 5, 2015

TRW Automotive Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31970	81-0597059
(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code               (734) 855-2600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On May 5, 2015, TRW Automotive Holdings Corp. (“TRW”) issued a press release announcing that the U.S. Federal Trade Commission (the “FTC”) cleared the proposed acquisition of TRW by ZF Friedrichshafen AG (“ZF”).  Subject to the receipt of antitrust approval in Mexico, which the parties expect to obtain shortly, and the satisfaction of other customary closing conditions, ZF’s proposed acquisition is expected to close later this month.  The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.  (Including those incorporated by reference)

Exhibit No.	Description

99.1*	Press release of TRW Automotive Holdings Corp. dated May 5, 2015.

*  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: May 5, 2015	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President
and Chief Financial Officer